SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (Amendment No. ____)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                           TEMPLETON DRAGON FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:




PAGE

[LOGO]
  FRANKLIN/R/ TEMPLETON/R/
  INVESTMENTS

                          TEMPLETON DRAGON FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders scheduled for May 29, 2003 at 10:00 a.m. Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Dragon Fund, Inc. (the "Fund"). If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.

   We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

-------------------------------------------------------------------------------
                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.
-------------------------------------------------------------------------------

[LOGO]
  FRANKLIN/R/ TEMPLETON/R/
  INVESTMENTS

                          TEMPLETON DRAGON FUND, INC.

                 NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Dragon Fund, Inc. (the "Fund") will be held at the Tower Club, 28th Floor, Union Planters Bank Building, 100 South East 3rd Avenue, Fort Lauderdale, Florida 33394 on May 29, 2003 at 10:00 a.m. Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following
Proposal:

    . The election of three Directors of the Fund to hold office for the terms specified.

                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

April 28, 2003

-------------------------------------------------------------------------------
  Please sign and promptly return the proxy card in the enclosed self-addressed envelope regardless of the number of shares you own. Japanese shareholders should be aware that the Japan Securities Clearing Corporation may exercise a vote on the Proposal on your behalf if you do not return a proxy card.
-------------------------------------------------------------------------------

                          TEMPLETON DRAGON FUND, INC.

                                PROXY STATEMENT

..INFORMATION ABOUT VOTING

  Who is eligible to vote?

   Shareholders of record at the close of business on April 22, 2003 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about April 28, 2003.

  On what issue am I being asked to vote?

   You are being asked to vote on the election of three nominees to the position of Director.

  How do the Fund's Directors recommend that I vote?

   The Directors unanimously recommend that you vote FOR the election of the three nominees.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted FOR the nominees for Director.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..THE PROPOSAL:  ELECTION OF DIRECTORS

  How are nominees selected?

   The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. (Chairman), Frank J. Crothers, Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors" and Directors who are interested persons of the Fund are referred to as the "Interested Directors." The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  Who are the nominees and Directors?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of three Directors expire. Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2006 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.85% and 14.84%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

   Listed below, for each nominee and Director, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee or Director.

Nominees for Independent Director to serve until 2006 Annual Meeting of
Shareholders:

                                                             Number of
                                                           Portfolios in
                                                             Franklin
                                                             Templeton
                                                            Investments
                                                           Fund Complex
                                              Length of     Overseen by
Name, Age and Address             Position   Time Served     Director*    Other Directorships Held
---------------------------------------------------------------------------------------------------
Betty P. Krahmer (73)             Director   Since 1994         22                  None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director or Trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
---------------------------------------------------------------------------------------------------

                                                                   Number of
                                                                 Portfolios in
                                                                   Franklin
                                                                   Templeton
                                                                  Investments
                                                                 Fund Complex
                                                    Length of     Overseen by
Name, Age and Address                   Position   Time Served     Director*        Other Directorships Held
----------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (74)                  Director   Since 1994         135        Director, White Mountains
  500 East Broward Blvd.                                                         Insurance Group, Ltd. (holding
  Suite 2100                                                                     company); Martek Biosciences
  Fort Lauderdale, FL 33394-3091                                                 Corporation; MedImmune, Inc.
                                                                                 (biotechnology);
                                                                                 Overstock.com (Internet
                                                                                 services); and Spacehab, Inc.
                                                                                 (aerospace services).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White
River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until
1992); and President, National Association of Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (73)                   Director   Since 1994          28                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and
formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice
President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
----------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2005 Annual Meeting of Shareholders:

Harris J. Ashton (70)                   Director   Since 1994         135        Director, Bar-S Foods (meat
  500 East Broward Blvd.                                                         packing company).
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------
Frank J. Crothers (58)                  Director   Since 1998          18                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091
Principal Occupation During Past 5 Years:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until
2002); and director of various other business and nonprofit organizations.
----------------------------------------------------------------------------------------------------------------

                                                                Number of
                                                              Portfolios in
                                                                Franklin
                                                                Templeton
                                                               Investments
                                                              Fund Complex
                                                  Length of    Overseen by
Name, Age and Address                  Position  Time Served    Director*       Other Directorships Held
------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (70)               Director  Since 1994        136                    None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (49)      Director  Since 1998         18                    None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------
Interested Director serving until 2005 Annual Meeting of Shareholders:

**Nicholas F. Brady (73)               Director  Since 1994         22       Director, Amerada Hess
  500 East Broward Blvd.                                                     Corporation (exploration and
  Suite 2100                                                                 refining of oil and gas); C2,
  Fort Lauderdale, FL 33394-3091                                             Inc. (operating and investment
                                                                             business); and H.J. Heinz
                                                                             Company (processed foods and
                                                                             allied products).

Principal Occupation During Past 5 Years:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby
Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC (investment firms) (1994-
present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and formerly,
Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------
Independent Directors serving until 2004 Annual Meeting of Shareholders:

Andrew H. Hines, Jr. (80)              Director  Since 1994         28                    None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Consultant, Triangle Consulting Group; and formerly, Executive-in-Residence, Eckerd College (1991-2002);
Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc.
(1994-1997); and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------

                                                               Number of
                                                             Portfolios in
                                                               Franklin
                                                               Templeton
                                                  Length      Investments
                                                    of       Fund Complex
                                                   Time       Overseen by
Name, Age and Address               Position      Served       Director*          Other Directorships Held
------------------------------------------------------------------------------------------------------------------

Edith E. Holiday (51)                Director     Since           86           Director, Amerada Hess
 500 East Broward Blvd.                            1996                        Corporation (exploration and
 Suite 2100                                                                    refining of oil and gas);
 Fort Lauderdale, FL 33394-3091                                                Hercules Incorporated
                                                                               (chemicals, fibers and resins);
                                                                               Beverly Enterprises, Inc.
                                                                               (health care); H.J. Heinz
                                                                               Company (processed foods and
                                                                               allied products); RTI
                                                                               International Metals, Inc.
                                                                               (manufacture and distribution
                                                                               of titanium); and Canadian
                                                                               National Railway (railroad).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United
States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------
Interested Directors serving until 2004 Annual Meeting of Shareholders:

**Martin L. Flanagan (42)           Director      Since            5                        None
 One Franklin Parkway               and Vice       1994
 San Mateo, CA 94403-1906           President

Principal Occupation During Past 5 Years:
President and Chief Financial Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial
Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director,
Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment
Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin
Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 49 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------

                                                                      Number of
                                                                    Portfolios in
                                                                      Franklin
                                                                      Templeton
                                                                     Investments
                                                                    Fund Complex
                                                Length of Time       Overseen by
Name, Age and Address           Position            Served            Director*        Other Directorships Held
--------------------------------------------------------------------------------------------------------------------

**Charles B. Johnson (70)       Chairman         Director and            135                     None
 One Franklin Parkway            of the         Vice President
 San Mateo, CA 94403-1906        Board,           since 1994
                                Director         and Chairman
                                and Vice         of the Board
                                President         since 1995

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

** Nicholas F. Brady, Martin L. Flanagan, and Charles B. Johnson are
   "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Flanagan's status as an interested person results from his position as an officer of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The nominees and remaining Directors of the Fund are Independent Directors.

   The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the Fund's Directors as of March 31, 2003.

Independent Directors:

                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity   Director in the Franklin Templeton
Name of Director             Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Harris J. Ashton............      $1--$10,000                    Over $100,000
Frank J. Crothers...........         None                        Over $100,000
S. Joseph Fortunato.........      $1--$10,000                    Over $100,000
Andrew H. Hines, Jr.........         None                        Over $100,000
Edith E. Holiday............      $1--$10,000                    Over $100,000
Betty P. Krahmer............   $50,001--$100,000                 Over $100,000
Gordon S. Macklin...........   $10,001--$50,000                  Over $100,000
Fred R. Millsaps............         None                        Over $100,000
Constantine D. Tseretopoulos         None                        Over $100,000

Interested Directors:

                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity   Director in the Franklin Templeton
Name of Director             Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Nicholas F. Brady...........      $1--$10,000                    Over $100,000
Martin L. Flanagan..........   $10,001--$50,000                  Over $100,000
Charles B. Johnson..........     Over $100,000                   Over $100,000

  How often do the Directors meet and what are they paid?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd.--Hong Kong branch, the Fund's investment manager ("TAML" or the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $400 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended December 31, 2002, there were nine meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.

   Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                                           Number of Boards in
                               Aggregate     Total Compensation from       Franklin Templeton
                              Compensation      Franklin Templeton      Investments Fund Complex
Name of Director             from the Fund* Investments Fund Complex** on which Director Serves***
--------------------------------------------------------------------------------------------------
Harris J. Ashton............     $5,825              $372,100                      45
Nicholas F. Brady...........      5,421               140,500                      15
Frank J. Crothers...........      5,538               100,000                      12
S. Joseph Fortunato.........      5,825               372,941                      46
Andrew H. Hines, Jr.........      5,890               209,500                      16
Edith E. Holiday............      5,825               273,635                      29
Betty P. Krahmer............      5,825               142,500                      15
Gordon S. Macklin...........      5,847               363,512                      45
Fred R. Millsaps............      5,890               219,500                      16
Constantine D. Tseretopoulos      5,842               102,500                      12

--------
  *  Compensation received for the fiscal year ended December 31, 2002.
 ** Received in the calendar year ended December 31, 2002.
*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or portfolios within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 49 registered investment companies, with approximately 150 U.S. based funds or series.

   The table above indicates the total fees paid to Directors by the Fund individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer are their name, age and address, as well as their position and length of service with the Fund, and principal occupation during the past five years.

Name, Age and Address                                Position                      Length of Time Served
---------------------------------------------------------------------------------------------------------------------
Charles B. Johnson                            Chairman of the Board,            Director and Vice President
                                                 Director and Vice             since 1994 and Chairman of the
                                                     President                        Board since 1995
Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
---------------------------------------------------------------------------------------------------------------------
Mark Mobius (66)                                President and Chief            President since 1994 and Chief
  Two Exchange Square                           Executive Officer--            Executive Officer--Investment
  39th Floor                                   Investment Management               Management since 2002
  Suites 3905-08
  Hong Kong

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.;
Executive Vice President and Director, Templeton Global Advisors Limited; officer of six of the investment companies in Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and formerly, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
---------------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (55)                        Senior Vice President and                   Since 2002
  500 East Broward Blvd.                     Chief Executive Officer--
  Suite 2100                                        Finance and
  Fort Lauderdale, FL 33394-3091                  Administration

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
50 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (62)                       Vice President                         Since 1996
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------

   Name, Age and Address                               Position                      Length of Time Served
   ----------------------------------------------------------------------------------------------------------------------
   Harmon E. Burns (58)                             Vice President                        Since 1996
     One Franklin Parkway
     San Mateo, CA 94403-1906

   Principal Occupation During Past 5 Years:
   Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
   Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin
   Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
   ----------------------------------------------------------------------------------------------------------------------
   Martin L. Flanagan                              Director and Vice                      Since 1994
                                                       President
   Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Martin L. Flanagan.
   ----------------------------------------------------------------------------------------------------------------------
   Jeffrey A. Everett (39)                          Vice President                        Since 2001
    P.O. Box N-7759
    Lyford Cay, Nassau Bahamas

   Principal Occupation During Past 5 Years:
   President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in
   Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research
   (until 1989).
   ----------------------------------------------------------------------------------------------------------------------
   John R. Kay (62)                                 Vice President                        Since 1994
    500 East Broward Blvd.
    Suite 2100
    Fort Lauderdale, FL 33394-3091

   Principal Occupation During Past 5 Years:
   Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
   Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin
   Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments; and formerly, Vice
   President and Controller, Keystone Group, Inc.
   ----------------------------------------------------------------------------------------------------------------------
   Murray L. Simpson (65)                         Vice President and                      Since 2000
    One Franklin Parkway                          Assistant Secretary
    San Mateo, CA 94403-1906

   Principal Occupation During Past 5 Years:
   Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton
   Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment
   Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
   ----------------------------------------------------------------------------------------------------------------------

Name, Age and Address                               Position                     Length of Time Served
-------------------------------------------------------------------------------------------------------------------
Barbara J. Green (55)                          Vice President and              Vice President since 2000
 One Franklin Parkway                               Secretary                  and Secretary since 1996
 San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton
Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers &
Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------------
David P. Goss (55)                             Vice President and                     Since 2000
  One Franklin Parkway                         Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly,
President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin
Select Realty Trust (until 2000).
-------------------------------------------------------------------------------------------------------------------
Michael O. Magdol (65)                         Vice President--AML                    Since 2002
  600 Fifth Avenue                                 Compliance
  Rockefeller Center
  New York, NY 10048-0772

Principal Occupation During Past 5 Years:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI
Banque, Arch Chemicals, Inc. and Lingnan Foundation; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------------
Bruce S. Rosenberg (41)                        Treasurer and Chief             Treasurer since 2000 and
  500 East Broward Blvd.                        Financial Officer               Chief Financial Officer
  Suite 2100                                                                          since 2002
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------------

  Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires officers, Directors and persons who own more than 10% of the Fund's common stock ("10% beneficial owners") to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission ("SEC"). During the fiscal year ended December 31, 2002, Michael O. Magdol inadvertently filed a late Form 3, initial statement of beneficial ownership of securities, following his appointment as an officer of the Fund in May 2002. In addition, the Fund alleged in litigation described below under "Information About the Fund--Recent Litigation" that the President and Fellows of Harvard College ("Harvard College") were subject to, and had failed to file reports under, Section 16(a); it is the Fund's understanding that Harvard College disputes such allegation. Other than the foregoing, no other officer, Director or 10% beneficial owner of the Fund failed to file ownership reports on a timely basis for the fiscal year ended December 31, 2002. This information is based upon review of the copies of such forms received or written representations from the individuals required to make Section 16(a) reports on the Fund's common stock.

..INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd.--Hong Kong branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services has entered into a Japanese shareholder servicing and administration agreement with Nomura Asset Management U.S.A. Inc. ("NAM-USA"), formerly Nomura Capital Management, Inc., under which NAM-USA performs certain administrative functions in Japan, subject to FT Services' supervision. NAM-USA is an affiliate of Nomura International (Hong Kong) Limited, an initial underwriter of the Fund's shares. NAM-USA has offices at 180 Maiden Lane, 26th Floor, New York, New York 10038.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Recent Litigation. On January 29, 2003, the Fund, together with Templeton China World Fund, Inc. ("China Fund"), another closed-end management investment company in Franklin Templeton Investments, and TAML, the investment adviser to the Fund and China Fund, filed a complaint in the United States District Court for the District of Maryland, Northern Division, against Harvard College, Harvard Management Company, Inc. ("Harvard Management"), which is an investment advisor to Harvard College, and Steven Alperin, an officer of Harvard Management (referred to collectively as "Harvard"). The complaint alleged that Harvard violated several provisions of the Federal securities laws and the rules of the SEC related to Harvard's ownership of Fund shares and actions as a shareholder. On February 7, 2003, Harvard counterclaimed, alleging that the Fund, China Fund, TAML and each fund's directors violated certain provisions of the Federal securities laws and SEC rules. Harvard also asserted counterclaims of breach of fiduciary duty under Maryland state law against TAML and each fund's directors. On March 20, 2003, the parties announced a settlement that resulted in, among other things, the dismissal of their litigation claims against each other and the withdrawal of shareholder proposals submitted by Harvard College for the Meeting.

   Dismissal of Lawsuit. Pursuant to the Settlement Agreement between the Fund and Harvard, the complaint brought by the Fund, China Fund and TAML against Harvard, as well as the counterclaims brought by Harvard against the Fund, China Fund, each fund's directors and TAML were dismissed without prejudice. The parties have also entered into covenants not to sue each other with respect to the claims that were made or could have been made in the litigation absent a breach of the settlement agreements.

   Shareholder Proposals. As part of the settlement, Harvard College has agreed to withdraw all of its shareholder proposals for the Meeting.

   Tender Offers. The Fund announced that as part of its settlement with Harvard, it has agreed to take, and the Board approved, the following actions:

  . April 2003 cash tender offer--The Fund agreed to commence a cash tender offer, which was required to be commenced on or prior to April 30, 2003, for 15% of the Fund's outstanding shares at 92.5% of net asset value per share as of the date the offer expires. Previously, the Board had approved an April 2003 cash tender offer for not less than 10% of the Fund's outstanding shares at not less than 90% of net asset value per share.

  . In-kind tender offers--The Fund has applied to the SEC for an exemptive order allowing the Fund to make occasional, non-periodic tender offers, each for up to 20% of the Fund's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities and available cash. Subject to certain conditions, the settlement requires the Fund to commence such an in-kind tender offer for 20% of the Fund's shares within three months after obtaining the SEC exemption. The Fund may also be required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will issue the exemptive order, nor is it possible to predict the date when an exemptive order might be granted.

  . Additional cash tender offers--If the SEC does not issue the exemptive order for in-kind tender offers by March 26, 2004, the settlement provides that the Fund may, but is not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the Fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if the Fund does not conduct these tender offers, Harvard will be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the Fund.

   Harvard announced that it intends to tender all of the shares it then owns into each tender offer described above that is commenced.

   The Settlement Agreement provides that the Fund will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the Fund's shareholders.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended December 31, 2002, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   On May 29, 2002, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund. Therefore, the use of the term "Fund" in this proxy statement includes such successor entity.

   Principal Shareholders. As of April 22, 2003, the Fund had 44,376,167 shares outstanding and total net assets of $450,861,574. The Fund's shares are listed on the NYSE (Symbol: TDF) and on the Osaka Securities Exchange (Symbol:
8683). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of April 22, 2003, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:

                                            Amount and Nature        Percent of
Name and Address of Beneficial Owner     of Beneficial Ownership Outstanding Shares
------------------------------------     ----------------------- ------------------
President and Fellows of Harvard College      6,216,250/1/              14.0%/2/
c/o Harvard Management Company, Inc.
600 Atlantic Avenue
Boston, MA 02210

--------
1. The nature of beneficial ownership is sole voting and dispositive power as reported on Schedule 13D (Amendment No. 6), filed with the U.S. Securities and Exchange Commission as of March 21, 2003.
2. As reported on Schedule 13D (Amendment No. 6), filed with the U.S. Securities and Exchange Commission as of March 21, 2003.

   In addition, to the knowledge of the Fund's management, as of April 22, 2003, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. However, Charles B. Johnson, who is Chairman of the Board, Director and an officer of the Fund, Martin L. Flanagan, who is Director and an officer of the Fund, and Rupert H. Johnson and Harmon E. Burns, who are officers of the Fund, serve on the administrative committee of the Franklin Templeton Profit Sharing and 401(k) Plan, which owns 423,010 shares or approximately 0.95% of the outstanding shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson, Martin L. Flanagan, Rupert H. Johnson and Harmon E. Burns disclaim beneficial ownership of any shares of the Fund owned by the Franklin Templeton Profit Sharing and 401(k) Plan, except to the extent of their pecuniary interest.

..AUDIT COMMITTEE

   The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2002 were $41,365.

   Financial Information Systems Design and Implementation Fees. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended December 31, 2002 to the Fund or entities affiliated with the Fund that provide services to the Fund.

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended December 31, 2002 were $11,594. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. The charter was filed with the proxy statement for the Fund's 2001 Annual Meeting of Shareholders.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2002 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Fred R. Millsaps (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Constantine D. Tseretopoulos

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund for its beneficial owners, will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or JSCC's proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers and JSCC to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy-- constitutes a quorum at the Meeting. The shares over which broker-dealers and JSCC have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Methods of Tabulation. The Proposal to elect Directors requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

   Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not a quorum is present at the Meeting) or the presiding officer of the Fund for the Meeting or the secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund's Articles of Incorporation and By-Laws. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2002 annual meeting.

   Shareholder Proposals. If and when the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust is completed will dictate the requirements relating to shareholder proposals for the 2004 Annual Meeting of Shareholders. This section describes those requirements.

   Submission of Shareholder Proposals to the Fund. If the reorganization is not completed, the Fund will remain a Maryland corporation, and the proxy rules under the federal securities laws alone will continue to govern shareholder proposals. The Fund anticipates that the 2004 Annual Meeting of Shareholders will be held on or before May 28, 2004. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2004 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than December 30, 2003 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by December 30, 2003, as described above, may nonetheless present a proposal at the Fund's 2004 Annual Meeting of Shareholders if such shareholder notifies the Fund, at the Fund's offices, of such proposal by March 15, 2004. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2004 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

   Submission of Shareholder Proposals to the Trust. If the reorganization is completed, the Fund will be reorganized as a Delaware statutory trust (the "Trust"), and the Trust's By-Laws, in addition to the proxy rules under the federal securities laws, will govern shareholder proposals. The Trust anticipates that the 2004 Annual Meeting of Shareholders will be held on or before May 28, 2004. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the 2004 Annual Meeting of Shareholders must send such written proposal to the Trust's offices, at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary, so that it is received no later than December 30, 2003 in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Trust who has not submitted a written proposal for inclusion in the proxy statement by December 30, 2003, as set forth above, may nonetheless present a proposal at the Trust's 2004 Annual Meeting of Shareholders if such shareholder notifies the Trust, at the Trust's offices, of such proposal not earlier than December 30, 2003 and not later than January 29, 2004. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the annual shareholders' meeting, the persons designated as proxies for the meeting may exercise discretionary voting power with respect to any shareholder proposal not received by the Trust at the Trust's offices, by March 15, 2004.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

   In addition to the requirements set forth above, a shareholder must comply with the following:

   I. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth herein; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Trust.

   II. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Trust which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Trust. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Trust.

   III. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Trust's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the Trust which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Trust.

   A shareholder proposal may be presented at the 2004 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

April 28, 2003

                                                              TLTDF PROXY 04/03

                          TEMPLETON DRAGON FUND, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 29, 2003

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Dragon Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at Tower Club, 28th Floor, Union Planters Bank Building, 100 South East 3rd Ave., Fort Lauderdale, Florida 33394 at 10:00 a.m., Eastern time, on the 29th day of May 2003, including any postponements or adjournments thereof, upon matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL (INCLUDING ALL NOMINEES FOR DIRECTORS). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                Please mark your votes as
                                                indicated in this example [x]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL

Proposal - Election of Directors.


     FOR all nominees               WITHHOLD          Nominees: 01 Betty P. Krahmer, 02 Gordon S. Macklin
    listed (except as              AUTHORITY          and 03 Fred R. Millsaps
   marked to the right)         to vote for all
                                nominees listed

        [   ]                      [  ]               To withhold authority to  vote for any individual
                                                      nominee, write that nominee's name on the line below.


                                                      ------------------------------------------------------------







I PLAN TO ATTEND THE MEETING.                 YES      NO
                                              [ ]      [ ]


SIGNATURE(S):                                             DATED         , 2003
             --------------------------------------------      ---------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE